                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                 FORM 8-A/A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                       HALL, KINION & ASSOCIATES, INC.
               ----------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  Delaware                             77-0337705
    ---------------------------------------    ----------------------------
    (STATE OF INCORPORATION OR ORGANIZATION)          (I.R.S. Employer
                                                   Identification Number)


          19925 STEVENS CREEK BLVD
                  SUITE 180
             SAN JOSE, California                        95014
  ----------------------------------------    ----------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                                        If this Form relates to the
                                        registration of a class of debt
                                        securities and is to become effective
If this Form relates to the             simultaneously with the effectiveness
 registration of a class of debt        of a concurrent registration
 securities and is effective upon       statement under the Securities Act of
 filing pursuant to General             1933 pursuant to General Instruction
 Instruction A(c)(1) please check the   A(c)(2) please check the following
 following box. [_]                     box. [_]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       Title of each class            Name of each exchange on which
       to be so registered            each class is to be registered

         Not Applicable                     Not Applicable
---------------------------------   ----------------------------------

 SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                       Common Stock,  $.001 par value
--------------------------------------------------------------------------------
                              (Title of class)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-28365).


ITEM 2. EXHIBITS.

     Exhibit
      Number   Description
     -------   -----------
       1.1     Specimen of Common Stock certificate - incorporated herein by reference to Exhibit 4.4 to the Company's Registration
               Statement on Form S-1 (File No. 333-28365).

       2.1 Certificate of Incorporation of Registrant -incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-28365). 2.3Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

       2.4     Bylaws of Registrant - incorporated herein by reference to
               Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

       3.1     Investors' Rights Agreement incorporated herein by reference to
               Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-28365).
__________________________
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                                  SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           HALL, KINION & ASSOCIATES, INC.


Date: August 4, 1997                       By:  /s/ Paul H. Bartlett
      --------------                            ------------------------
                                                  Paul H. Bartlett
                                                  President
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                                  EXHIBITS

    Exhibit
    Number      Description
    -------     -----------

      1.1 Specimen of Common Stock certificate - incorporated herein by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

      2.1 Certificate of Incorporation of Registrant -incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

      2.3 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to
                Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

      2.4       Bylaws of Registrant - incorporated herein by reference to
                Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-28365).

      3.1 Investors' Rights Agreement incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-28365).